UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2003

                                NCRIC Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

    District of Columbia              0-25505                     52-2134774
(State or Other Jurisdiction)   (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                                 20007
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (202) 969-1866



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.      Other Events

         On January 28, 2003, NCRIC Group, Inc. (the "Registrant") and NCRIC, A Mutual Holding Company (the "MHC"), the Registrant's mutual holding company parent, announced that the Registrant's and the MHC's respective boards of directors have approved and adopted a plan of conversion and reorganization for the MHC which will complete the transition of the Registrant to full stock ownership. The press release announcing the approval of the plan of conversion and reorganization is attached as Exhibit 99.1 to this Form 8-K.


Item 7.      Financial Statements, Pro Forma Financial Information, and Exhibits

             The following Exhibit is filed as part of this report:


             99.1      Press Release of NCRIC Group, Inc. dated January 28, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    NCRIC GROUP, INC.



DATE: January 30, 2003                           By: /s/ Rebecca B. Crunk
                                                    ----------------------------
                                                    Rebecca B. Crunk
                                                    Senior Vice President and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

      Exhibit No.                  Description

        99.1        Press Release of NCRIC Group, Inc. dated January 28, 2003